EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Ambassadors Group, Inc., (the "Company") on Form 10-Q for the period ending June 30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Philip B. Livingston, interim chief executive officer of the Company and Lisa N. Netz, Vice President, Finance, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 12, 2014

/s/ Philip B. Livingston
Philip B. Livingston
Interim Chief Executive Officer
(Principal Executive Officer)

/s/ Lisa N. Netz
Lisa N. Netz
Vice President, Finance
(Principal Financial Officer)